UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Dryden Tax-Managed Funds

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/2006

Date of reporting period:	10/31/2006

Item 1 – Reports to Stockholders

Dryden Large-Cap Core Equity Fund

OCTOBER 31, 2006	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

December 15, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden Large-Cap Core Equity Fund, a series of Dryden Tax-Managed Funds, informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Tax-Managed Funds

Dryden Large-Cap Core Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Large-Cap Core Equity Fund is long-term after-tax growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A	16.54%	45.04%	31.41%
Class B	15.75	39.71	24.20
Class C	15.75	39.71	24.20
Class Z	16.83	46.82	34.05
S&P 500 Index[2]	16.33	41.90	25.48
Lipper Large-Cap Core Funds Avg.[3]	14.23	32.92	23.12

Average Annual Total Returns[4] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A	4.73%	5.99%	2.43%
Class B	4.89	6.22	2.43
Class B—Return After Taxes on Distribution	4.89	6.22	2.43
Class B—Return After Taxes on Distribution and Sale of Fund Shares	3.18	5.38	2.09
Class C	8.89	6.38	2.43
Class Z	11.00	7.45	3.47
S&P 500 Index[2]	10.78	6.97	2.60
Lipper Large-Cap Core Funds Avg.[3]	8.73	5.54	1.97

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 3/3/99. The Since Inception returns for the S&P 500 Index and the Lipper Large-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed.

3The Lipper Average represents returns based on an average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings* expressed as a percentage of net assets as of 10/31/06
Exxon Mobil Corp., Oil & Gas Consumable Fuels	3.0%
Microsoft Corp., Software	2.8
Citigroup, Inc., Diversified Financial Services	2.5
General Electric Co., Industrial Conglomerates	2.4
Johnson & Johnson Co., Pharmaceuticals	2.0

* Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/06
Financials	20.3%
Information Technology	16.7
Healthcare	13.6
Consumer Discretionary	11.7
Industrials	11.3

Industry weightings are subject to change.

Dryden Large-Cap Core Equity Fund	3

Investment Subadviser’s Report

Quantitative Management Associates LLC

Market review

The 12 months ended October 31, 2006, were a period of strong economic growth and substantial overall corporate profits. It was also a good period for the stocks in the S&P 500 Index, whose 16% return for this reporting period was considerably above its long-run historical average return of 12%. Every sector had a moderate or strong return, while the two smallest sectors—telecommunication services and materials—returned more than 20%. However, economic growth slowed over the period and concerns about the prospects for future growth shadowed the markets. These concerns focused primarily on high-energy prices, rising interest rates, and the collapse of the housing market. Value stocks outperformed growth stocks over most of the 12-month period. Although the overall market moved ahead fairly steadily, except for a downturn between May 5, 2006, and June 13, 2006, there were huge variations in return among individual stocks and industries, providing ample room for good stock selection to gain traction. Shares of home building firms had particularly substantial losses over the reporting period, while shares of metals and mining companies, especially steel, had substantial gains.

The financials sector makes up more than a fifth of the S&P 500 Index by market capitalization (the market value of all outstanding shares), and most financial industries had good returns, paced by real estate investment trusts (REITs) and investment bank/brokerages. REITS benefited from strong rental markets, while investment banks benefited from an environment in which many corporations were flush with cash and looking for acquisitions to provide growth. The high price of oil drove both profitability and share price gains in the energy sector. The consumer discretionary sector also had a substantial above-average return. Its media stocks were bolstered by merger and acquisition interest, but the steep plunge of educational services, home building, and home building-related stocks detracted from the sector return. The educational services firm in the S&P 500 Index is Apollo Group, whose reported earnings are likely to be affected by issues relating to its granting and accounting for stock options.

The industrials sector was in the middle rank of returns. More than a fifth of the sector by market capitalization is in the aerospace & defense industry. The average return of stocks in this industry was very substantial. However, the sector also includes the sharply falling building products groups. Returns in the consumer staples sector were less diverse, although they included substantial gains in the agricultural products industry and below-average returns for food and staples retailers.

The poorest-performing sectors were healthcare and technology, but both reached double-digit average returns. In healthcare, makers of drugs and some medical

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products performed well, but these gains were partially offset by losses, including those of some managed healthcare and medical equipment stocks. Shares of the giant HMO UnitedHealth plunged in 2006 as disclosures about backdated options created uncertainty about whether it would keep its highly regarded senior management. Technology had essentially flat earnings over much of the reporting period. The semiconductor and software & services groups were the weakest groups in the sector. Intel and AMD, the two largest providers of processing chips for personal computers, engaged in intense price competition while a build-up of inventories for communications chips depressed the wider semiconductor industry.

It was a good market for the Fund’s investment style—the strong S&P 500 Index return provided an excellent foundation, while variations within the market offered opportunities for its active stock selection methods.

Performance review

The Fund’s Class A shares (+16.54%) performed slightly better than the S&P 500 Index (16.33%) and more than two percentage points better than the Lipper Large-Cap Core Funds Average (14.23%), a measure of comparable funds’ performance.

The Fund is actively managed with the goal of outperforming the S&P 500 Index. To meet this objective, we invest in both rapidly and slowly growing companies. Doing this limits our exposure to any particular style of investing and can reduce the Fund’s volatility relative to the S&P 500 Index. When selecting the stocks of more rapidly growing companies, we place a heavier emphasis on signals about their future growth prospects. We call these signals “news.” For example, upward revisions in the earnings forecasts of Wall Street analysts characterize many good news situations. We emphasize attractive valuation for slowly growing stocks, and invest more heavily in stocks that are cheaply priced relative to the firms’ earnings prospects and book value. In addition, we consider the tax implications of our trading in an attempt to minimize taxable distributions to the Fund without sacrificing performance.

The Fund achieved its performance objectives and produced favorable after-tax returns while maintaining a risk exposure similar to the Index. It benefited from good stock selection in both rapidly growing and slower growing stocks rather than from favoring any particular industry, capitalization range, or investment style. This was because the Fund’s risk exposures relative to the S&P 500 Index were limited by allowing only small deviations from the Index on these characteristics. The Fund benefited from holding larger positions than the S&P Index in Goldman Sachs Group (+52%), J.C. Penney Co. (+49%), and American Eagle Outfitters (+97%). Avoiding

Yahoo! (-29%), which is in the S&P 500 Index, also helped relative performance,

Dryden Large-Cap Core Equity Fund	5

Investment Subadviser’s Report (continued)

but performance was hurt by having a smaller position in Bell South (+79%) than the benchmark.

Note: The numbers in parentheses represent the securities’ returns over the full reporting period. The portfolio’s position may have varied in size during that period. The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2006, at the beginning of the period, and held through the six-month period ended October 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Dryden Large-Cap Core Equity Fund	7

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Large-Cap Core Equity Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,053.40	1.17%	$6.06
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

Class B	Actual	$1,000.00	$1,049.90	1.92%	$9.92
	Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75

Class C	Actual	$1,000.00	$1,049.90	1.92%	$9.92
	Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75

Class Z	Actual	$1,000.00	$1,054.30	0.92%	$4.76
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2006 (to reflect the six-month period).

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Portfolio of Investments

as of October 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.7%
COMMON STOCKS
CONSUMER DISCRETIONARY 11.7%

Automobiles 0.7%
30,400	General Motors Corp.(b)	$1,061,568
900	Harley-Davidson, Inc.	61,767

		1,123,335

Hotels, Restaurants & Leisure 1.4%
2,100	Brinker International, Inc.	97,503
3,100	CBRL Group, Inc.	136,121
11,800	Darden Restaurants, Inc.	494,420
20,900	McDonald’s Corp.	876,128
2,800	Starbucks Corp.(a)(b)	105,700
12,000	YUM! Brands, Inc.	713,520

		2,423,392

Internet & Catalog Retail 0.3%
1,000	FTD Group Inc.(a)	15,950
17,800	IAC/InterActiveCorp(a)	551,444

		567,394

Leisure Equipment & Products 0.2%
6,600	Pool Corp.(b)	270,468

Media 3.5%
27,000	CBS Corp. (Class B)(b)	781,380
56,600	Comcast Corp. (Class A)(a)	2,301,922
5,400	Cumulus Media, Inc. (Class A)(a)	57,888
54,600	DIRECTV Group, Inc. (The) (a)(b)	1,216,488
3,100	McGraw-Hill Cos., Inc. (The)	198,927
16,400	Time Warner, Inc.	328,164
24,000	Viacom, Inc. (Class B)(a)	934,080

		5,818,849

Multiline Retail 2.0%
5,000	Family Dollar Stores, Inc.	147,250
2,400	Federated Department Stores, Inc.	105,384
16,400	J.C. Penney Co., Inc.	1,233,772
19,300	Kohl’s Corp.(a)	1,362,580
2,900	Sears Holdings Corp.(a)(b)	505,963

		3,354,949

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	9

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Specialty Retail 2.3%
2,870	AutoNation, Inc.(a)	$57,544
13,500	Best Buy Co., Inc.	745,875
900	Gymboree Corp.(a)(b)	41,814
26,200	Home Depot, Inc.	978,046
41,500	Lowe’s Cos., Inc.	1,250,810
6,900	Office Depot, Inc.(a)	289,731
6,900	Sherwin-Williams Co. (The)	408,687

		3,772,507

Textiles, Apparel & Luxury Goods 1.3%
33,200	Coach, Inc.(a)	1,316,048
12,400	Fossil, Inc.(a)	270,816
9,600	Jones Apparel Group, Inc.	320,640
7,900	Liz Claiborne, Inc.	333,143

		2,240,647
CONSUMER STAPLES 7.9%

Beverages 2.2%
14,300	Anheuser-Busch Companies, Inc.	678,106
24,400	Coca-Cola Co.	1,139,968
19,300	Coca-Cola Enterprises, Inc.	386,579
6,100	Pepsi Bottling Group, Inc. (The)	192,882
19,960	PepsiCo, Inc.	1,266,262

		3,663,797

Food & Staples Retailing 1.4%
13,800	Kroger Co. (The)	310,362
33,700	Safeway, Inc.	989,432
19,600	Wal-Mart Stores, Inc.	965,888

		2,265,682

Food Products 0.8%
19,200	Archer-Daniels-Midland Co.	739,200
33,300	Chiquita Brands Int’l., Inc.	456,210
3,900	H.J. Heinz Co.	164,424

		1,359,834

Household Products 1.8%
19,000	Kimberly-Clark Corp.	1,263,880
28,638	Procter & Gamble Co.	1,815,363

		3,079,243

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Personal Products 0.1%
2,100	Chattem, Inc.(a)	$89,082
1,800	USANA Health Sciences, Inc.(a)(b)	80,856

		169,938

Tobacco 1.6%
24,300	Altria Group, Inc.	1,976,319
11,200	Reynolds American, Inc.	707,392

		2,683,711
ENERGY 10.6%

Energy Equipment & Services 3.1%
14,200	Baker Hughes, Inc.	980,510
32,000	BJ Services Co.	965,120
10,200	Halliburton Co.	329,970
33,600	Nabors Industries, Ltd. (Bermuda)(a)	1,037,568
25,300	Schlumberger, Ltd.	1,595,924
1,000	Tidewater, Inc.	49,730
6,600	Unit Corp.(a)	306,174

		5,264,996

Oil, Gas & Consumable Fuels 7.5%
7,900	Anadarko Petroleum Corp.	366,718
31,500	Chesapeake Energy Corp.(b)	1,021,860
40,790	Chevron Corp.	2,741,088
17,600	ConocoPhillips	1,060,224
6,000	Devon Energy Corp.	401,040
70,609	Exxon Mobil Corp.	5,042,895
8,900	Marathon Oil Corp.	768,960
8,000	Occidental Petroleum Corp.	375,520
4,700	Sunoco, Inc.	310,811
7,500	Valero Energy Corp.	392,475

		12,481,591
FINANCIALS 20.3%

Capital Markets 4.8%
2,800	Ameriprise Financial, Inc.	144,200
4,000	Bear Stearns Cos., Inc. (The)	605,400
12,700	Goldman Sachs Group, Inc. (The)	2,410,333
24,100	Lehman Brothers Holdings, Inc.(b)	1,875,944
17,500	Merrill Lynch & Co., Inc.	1,529,850
19,900	Morgan Stanley	1,520,957

		8,086,684

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	11

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Commercial Banks 3.6%
12,600	BB&T Corp.	$548,352
1,900	Comerica, Inc.	110,561
19,600	KeyCorp.	727,944
20,800	National City Corp.	774,800
4,500	SunTrust Banks, Inc.(b)	355,455
21,891	U.S. Bancorp	740,791
35,200	Wachovia Corp.	1,953,600
18,000	Wells Fargo & Co.	653,220
1,200	Zions Bancorporation	96,480

		5,961,203

Consumer Finance 0.3%
10,200	AmeriCredit Corp.	260,814
10,700	First Cash Financial Services, Inc.	231,227

		492,041

Diversified Financial Services 7.0%
61,500	Bank of America Corp.	3,313,005
10,700	CIT Group, Inc.	556,935
84,500	Citigroup, Inc.	4,238,519
58,000	JPMorgan Chase & Co.	2,751,520
13,100	Moody’s Corp.	868,530

		11,728,509

Insurance 3.7%
4,400	ACE, Ltd.	251,900
24,900	Allstate Corp.	1,527,864
23,796	American International Group, Inc.	1,598,377
5,100	Chubb Corp. (The)	271,065
2,800	Hartford Financial Services Group, Inc. (The)	244,076
4,500	MetLife, Inc.	257,085
7,800	SAFECO Corp.	453,882
29,300	St. Paul Travelers Cos., Inc. (The)	1,498,109
1,100	XL Capital, Ltd. (Cayman Islands)	77,605

		6,179,963

Real Estate Investment Trusts 0.3%
24,600	Affordable Residential Communities(a)(b)	270,108
1,900	Anthracite Capital, Inc.	27,208
4,100	KKR Financial Corp.	110,003
3,100	Resource Capital Corp.	51,057

		458,376

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Real Estate Management & Development 0.1%
1,900	Jones Lang LaSalle, Inc.(b)	$174,800

Thrifts & Mortgage Finance 0.5%
4,196	Countrywide Financial Corp.	159,952
1,400	Fannie Mae	82,964
7,300	MGIC Investment Corp.(b)	428,948
3,900	Radian Group, Inc.(b)	207,870

		879,734
HEALTHCARE 13.6%

Biotechnology 0.9%
17,900	Amgen, Inc.(a)	1,358,789
1,300	Biogen Idec, Inc.(a)(b)	61,880

		1,420,669

Healthcare Equipment & Supplies 1.5%
19,200	Baxter International, Inc.	882,624
21,100	Becton, Dickinson & Co.	1,477,633
400	IDEXX Laboratories, Inc.(a)	33,284
2,300	Medtronic, Inc.	111,964

		2,505,505

Healthcare Providers & Services 3.9%
6,900	Aetna, Inc.	284,418
25,100	Caremark Rx, Inc.	1,235,673
4,600	Cigna Corp.	538,108
11,900	Coventry Health Care, Inc.(a)	558,705
13,600	Express Scripts, Inc.(a)	866,592
11,200	Lincare Holdings, Inc.(a)	375,872
13,300	Medco Health Solutions, Inc.(a)	711,550
2,700	Quest Diagnostics, Inc.	134,298
1,500	Sierra Health Services, Inc.(a)	51,360
21,400	UnitedHealth Group, Inc.	1,043,892
9,000	WellPoint, Inc.(a)	686,880

		6,487,348

Healthcare Technology 0.1%
8,200	Emdeon Corp.(a)	95,530

Life Sciences Tools & Services 0.5%
17,900	PerkinElmer, Inc.	382,344
11,700	Thermo Electron Corp.(a)(b)	501,579

		883,923

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	13

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Pharmaceuticals 6.7%
7,800	Abbott Laboratories	$370,578
24,800	Eli Lilly & Co.	1,389,048
5,600	Forest Laboratories, Inc.	274,064
50,604	Johnson & Johnson Co.	3,410,710
24,700	King Pharmaceuticals, Inc.(a)	413,231
26,200	Merck & Co., Inc.	1,190,004
103,500	Pfizer, Inc.	2,758,275
27,500	Wyeth	1,403,325

		11,209,235
INDUSTRIALS 11.3%

Aerospace/Defense 3.2%
11,100	Ceradyne, Inc.(a)	457,875
9,500	Honeywell International, Inc.	400,140
6,800	L-3 Communications Holdings, Inc.(b)	547,536
14,400	Lockheed Martin Corp.	1,251,792
23,300	Northrop Grumman Corp.	1,546,887
13,200	Raytheon Co.	659,340
6,400	United Technologies Corp.	420,608

		5,284,178

Air Freight & Logistics 0.5%
3,200	FedEx Corp.	366,528
6,900	United Parcel Service, Inc. (Class B)	519,915

		886,443

Airlines 0.3%
28,200	Southwest Airlines Co.(b)	423,846

Commercial Services & Supplies 0.7%
10,600	Herman Miller, Inc.	363,368
2,400	John H. Harland Co.	98,136
14,900	R. R. Donnelley & Sons Co.	504,514
3,900	Waste Management, Inc.	146,172

		1,112,190

Electrical Equipment 1.4%
8,200	Acuity Brands, Inc.	406,228
2,900	Baldor Electric Co.	93,032
12,100	Emerson Electric Co.	1,021,240
2,200	Genlyte Group, Inc.(a)	169,972

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

1,400	Regal Beloit Corp.	$69,230
6,500	Rockwell Automation, Inc.	403,000
5,000	Thomas & Betts Corp.(a)	257,650

		2,420,352

Industrial Conglomerates 2.6%
112,000	General Electric Co.	3,932,320
14,400	Tyco International Ltd.	423,792

		4,356,112

Machinery 2.4%
13,700	Caterpillar, Inc.	831,727
7,000	Dover Corp.	332,500
2,300	Eaton Corp.	166,589
3,800	Gardner Denver, Inc.(a)	129,162
30,000	Ingersoll-Rand Co. (Class A) (Bermuda)	1,101,300
2,400	Mueller Industries, Inc.	88,008
12,150	PACCAR, Inc.	719,402
7,600	Parker-Hannifin Corp.	635,588

		4,004,276

Road & Rail 0.1%
600	Burlington Northern Santa Fe Corp.	46,518
1,400	Con-way, Inc.	66,038

		112,556

Trading Companies & Distributors 0.1%
4,800	H&E Equipment Services, Inc.(a)	128,784
INFORMATION TECHNOLOGY 16.7%

Communications Equipment 3.6%
8,000	Andrew Corp.(a)	74,080
4,900	Avocent Corp.(a)	179,879
82,500	Cisco Systems, Inc.(a)	1,990,725
800	Harris Corp.	34,080
85,700	Motorola, Inc.	1,976,242
47,500	QUALCOMM, Inc.	1,728,525

		5,983,531

Computers & Peripherals 4.3%
24,600	Dell, Inc.(a)(b)	598,518
14,000	EMC Corp.(a)	171,500

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	15

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

59,100	Hewlett-Packard Co.	$2,289,534
34,600	International Business Machines Corp.	3,194,618
7,000	Lexmark International, Inc.(a)(b)	445,130
21,100	QLogic Corp.(a)	434,238

		7,133,538

Electronic Equipment & Instruments 0.9%
35,200	Agilent Technologies, Inc.(a)	1,253,120
900	Itron, Inc.(a)	48,996
9,800	Vishay Intertechnology, Inc.(a)(b)	132,202

		1,434,318

IT Services 1.3%
15,300	Automatic Data Processing, Inc.	756,432
27,800	Fiserv, Inc.(a)	1,373,320

		2,129,752

Office Electronics 0.3%
33,600	Xerox Corp.(a)	571,200

Semiconductors & Semiconductor Equipment 2.3%
18,200	Analog Devices, Inc.	579,124
36,300	Applied Materials, Inc.(b)	631,257
3,900	ATMI, Inc.	123,591
26,700	Intel Corp.	569,778
5,000	MEMC Electronic Materials, Inc.(a)	177,500
32,200	Novellus Systems, Inc.	890,330
31,100	Texas Instruments, Inc.	938,598

		3,910,178

Software 4.0%
1,800	BMC Software, Inc.(a)(b)	54,558
5,700	Cadence Design System, Inc.(a)	101,802
9,000	Intuit, Inc.(a)	317,700
161,500	Microsoft Corp.	4,636,664
3,900	MicroStrategy, Inc. (Class A)(a)(b)	465,465
47,100	Oracle Corp.(a)	869,937
9,500	Synopsys, Inc.(a)	213,845

		6,659,971

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

MATERIALS 2.5%

Chemicals 0.6%
9,400	Dow Chemical Co. (The)	$383,426
9,700	OM Group, Inc.(a)	552,900

		936,326

Containers & Packaging 0.4%
18,000	Temple-Inland, Inc.	709,920

Metals & Mining 1.5%
10,200	Alcoa, Inc.	294,882
28,400	Newmont Mining Corp.	1,285,668
7,600	Phelps Dodge Corp.	762,888
3,700	Quanex Corp.	123,987

		2,467,425
TELECOMMUNICATION SERVICES 2.2%

Diversified Telecommunication Services 2.0%
50,788	AT&T Corp.	1,739,489
6,900	BellSouth Corp.	311,190
1,900	CenturyTel, Inc.	76,456
32,000	Verizon Communications, Inc.	1,184,001

		3,311,136

Wireless Telecommunication Services 0.2%
2,400	Alltel Corp.	127,944
13,101	Sprint Nextel Corp.	244,849

		372,793
UTILITIES 1.9%

Electric Utilities 1.2%
7,400	Allegheny Energy, Inc.(a)	318,422
23,800	American Electric Power Co., Inc.	986,034
200	Edison International	8,888
9,100	FirstEnergy Corp.	535,535
4,300	FPL Group, Inc.(b)	219,300

		2,068,179

Independent Power Producers & Energy Traders 0.6%
16,900	TXU Corp.	1,066,897

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	17

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Multi-Utilities 0.1%
4,000	Sempra Energy	$212,160

	Total long-term investments (cost $128,710,099)	164,799,914

Principal Amount (000)
SHORT-TERM INVESTMENTS 8.7%

United States Government Security 0.1%
$120	United States Treasury Bill, 4.77%, 12/14/06(e)(f) (cost $119,316)	119,300

Shares

Affiliated Money Market Mutual Fund 8.6%
	Dryden Core Investment Fund - Taxable Money Market Series(c)(d)
14,391,223	(cost $14,391,223 Note 3; includes $11,933,523 of cash collateral received for securities on loan)	14,391,223

	Total short-term investments (cost $14,510,539)	14,510,523

	Total Investments 107.4% (cost $143,220,638; Note 5)	179,310,437
	Liabilities in excess of other assets(g) (7.4%)	(12,308,212)

	Net Assets 100.0%	$167,002,225

(a)	Non-income producing security.
(b)	All or a portion of a security on loan. The aggregate market value of such securities is $11,517,057; cash collateral of $11,933,523 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	All or a portion of security segregated as collateral for financial futures contracts.
(f)	Rate quoted represents yield-to-maturity as of purchase date.

See Notes to Financial Statements.

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(g)	Liabilities in excess of other assets include net unrealized appreciation of financial futures as follows:

Open futures contracts outstanding at October 31, 2006

Number of Contracts	Type	Expiration Date	Value at October 31, 2006	Value at Trade Date	Unrealized Appreciation
	Long Positions:
6	S&P 500 Index	Dec. 2006	$2,074,800	$2,057,600	$17,200

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 was as follows:

Financial	20.3%
Information Technology	16.7
Healthcare	13.6
Consumer Discretionary	11.7
Industrials	11.3
Energy	10.6
Affiliated Money Market Mutual Fund (including 7.1% of collateral received for securities on loan)	8.6
Consumer Staples	7.9
Materials	2.5
Telecommunication Services	2.2
Utilities	1.9
United States Government Securities	0.1

107.4
Liabilities in excess of other assets	(7.4)

100.0%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	19

Statement of Assets and Liabilities

as of October 31, 2006

Assets
Investments at value, including securities on loan of $11,517,057:
Unaffiliated investments (cost $128,829,415)	$164,919,214
Affiliated investments (cost $14,391,223)	14,391,223
Receivable for Fund shares sold	301,808
Dividends and interest receivable	95,647
Prepaid expenses	3,693
Due from broker—variation margin	689

Total assets	179,712,274

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	11,933,523
Payable for Fund shares reacquired	332,820
Accrued expenses	229,041
Management fee payable	91,860
Distribution fee payable	78,264
Transfer agent fee payable	40,772
Payable to custodian	2,129
Deferred trustees’ fees	1,640

Total liabilities	12,710,049

Net Assets	$167,002,225

Net assets were comprised of:
Shares of beneficial interest, at par	$13,087
Paid-in capital in excess of par	159,393,614

159,406,701
Undistributed net investment income	475,578
Accumulated net realized loss on investment transactions	(28,987,053)
Net unrealized appreciation on investments	36,106,999

Net assets, October 31, 2006	$167,002,225

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($75,577,779 ÷ 5,809,951 shares of beneficial interest issued and outstanding)	$13.01
Maximum sales charge (5.50% of offering price)	.76

Maximum offering price to public	$13.77

Class B
Net asset value, offering price and redemption price per share ($34,293,000 ÷ 2,762,069 shares of beneficial interest issued and outstanding)	$12.42

Class C
Net asset value, offering price and redemption price per share ($39,367,810 ÷ 3,170,572 shares of beneficial interest issued and outstanding)	$12.42

Class Z
Net asset value, offering price and redemption price per share ($17,763,636 ÷ 1,344,323 shares of beneficial interest issued and outstanding)	$13.21

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	21

Statement of Operations

Year Ended October 31, 2006

Net Investment Income
Income
Unaffiliated dividends (Net of foreign withholding taxes of $16)	$3,284,798
Affiliated dividend income	91,411
Affiliated income from securities loaned, net	32,836
Interest	4,594

Total income	3,413,639

Expenses
Management fee	1,125,763
Distribution fee—Class A	162,393
Distribution fee—Class B	520,126
Distribution fee—Class C	404,408
Transfer agent’s fees and expenses (including affiliated expenses of $161,600) (Note 3)	232,000
Reports to shareholders	70,000
Custodian’s fees and expenses	68,000
Registration fees	67,000
Legal fees and expenses	58,000
Audit fee	17,000
Trustees’ fees	15,000
Insurance	6,000
Interest expense	5,000
Miscellaneous	22,773

Total expenses	2,773,463

Net investment income	640,176

Realized And Unrealized Gain On Investments
Net realized gain on:
Investment transactions	12,725,458
Financial futures transactions	119,836

12,845,294

Net change in unrealized appreciation (depreciation) on:
Investments	12,345,086
Financial futures contracts	33,825

12,378,911

Net gain on investments	25,224,205

Net Increase In Net Assets Resulting From Operations	$25,864,381

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$640,176	$563,644
Net realized gain on investment transactions	12,845,294	21,134,686
Net change in unrealized appreciation (depreciation) on investments	12,378,911	(5,355,404)

Net increase in net assets resulting from operations	25,864,381	16,342,926

Dividends from net investment income (Note 1)
Class A	(179,375)	(357,161)
Class Z	(80,760)	(111,519)

	(260,135)	(468,680)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	11,898,994	15,765,423
Net asset value of shares issued in reinvestment of dividends	238,972	409,769
Cost of shares reacquired	(49,166,811)	(54,200,860)

Net decrease in net assets from Fund share transactions	(37,028,845)	(38,025,668)

Total decrease	(11,424,599)	(22,151,422)

Net Assets
Beginning of year	178,426,824	200,578,246

End of year(a)	$167,002,225	$178,426,824

(a) Includes undistributed net investment income of:	$475,578	$95,537

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	23

Notes to Financial Statements

Dryden Large-Cap Core Equity Fund (the “Fund”) is a series of Dryden Tax-Managed Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 3, 1999.

The Fund’s investment objective is to seek long-term after-tax growth of capital. It invests in a portfolio of equity-related securities, such as common stock and convertible securities of U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing

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time, are valued at fair value in accordance with the Board of Trustees approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”.

Dryden Large-Cap Core Equity Fund	25

Notes to Financial Statements

Cont’d

Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-capital in excess of par, as appropriate.

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Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund up to and including $500 million and .60 of 1% of such assets in excess of $500 million. The effective management fee rate was .65 of 1% of the Fund’s average daily net assets for the year ended October 31, 2006.

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to ..30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended October 31,

Dryden Large-Cap Core Equity Fund	27

Notes to Financial Statements

Cont’d

2006, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $42,200 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2006, it received approximately $52,400 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2006, the Fund incurred approximately $76,000 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2006, PIM has been compensated in the amount of approximately $14,000 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2006 were $123,728,000 and $161,419,560, respectively.

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $11,517,057. The Fund received $11,933,523 in cash collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the years ended October 31, 2006 and October 31, 2005, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets of $260,135 and of $468,680, respectively was from ordinary income.

As of October 31, 2006, the accumulated undistributed earnings on a tax basis was $477,218 of ordinary income.

Dryden Large-Cap Core Equity Fund	29

Notes to Financial Statements

Cont’d

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$144,218,533	$37,445,508	$2,353,604	$35,091,904

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

As of October 31, 2006, the Fund had a capital loss carryforward for tax purposes of approximately $27,972,000 of which $7,886,300 expires in 2009, $10,888,600 expires in 2010 and $9,197,100 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund utilized approximately $12,812,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2006. It is uncertain whether the Fund will be able to realize the full tax benefit prior to the expiration date.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are not subject to an initial sales charge but the CDSC for Class C shares is 1% for sales within 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2006:
Shares sold	540,350	$6,459,942
Shares issued in reinvestment of dividends	13,577	160,212
Shares reacquired	(1,887,805)	(22,885,585)

Net increase (decrease) in shares outstanding before conversion	(1,333,878)	(16,265,431)
Shares issued upon conversion from Class B	2,601,350	31,054,665

Net increase (decrease) in shares outstanding	1,267,472	$14,789,234

Year ended October 31, 2005:
Shares sold	843,685	$9,263,310
Shares issued in reinvestment of dividends	27,810	301,465
Shares reacquired	(1,488,989)	(16,494,624)

Net increase (decrease) in shares outstanding before conversion	(617,494)	(6,929,849)
Shares issued upon conversion from Class B	335,103	3,736,010

Net increase (decrease) in shares outstanding	(282,391)	$(3,193,839)

Class B
Year ended October 31, 2006:
Shares sold	127,542	$1,475,030
Shares reacquired	(1,306,763)	(14,951,859)

Net increase (decrease) in shares outstanding before conversion	(1,179,221)	(13,476,829)
Shares reacquired upon conversion into Class A	(2,714,843)	(31,054,665)

Net increase (decrease) in shares outstanding	(3,894,064)	$(44,531,494)

Year ended October 31, 2005:
Shares sold	266,756	$2,811,325
Shares reacquired	(2,227,113)	(23,692,568)

Net increase (decrease) in shares outstanding before conversion	(1,960,357)	(20,881,243)
Shares reacquired upon conversion into Class A	(348,239)	(3,736,010)

Net increase (decrease) in shares outstanding	(2,308,596)	$(24,617,253)

Class C
Year ended October 31, 2006:
Shares sold	70,797	$818,242
Shares reacquired	(853,091)	(9,788,512)

Net increase (decrease) in shares outstanding	(782,294)	$(8,970,270)

Year ended October 31, 2005:
Shares sold	78,756	$840,693
Shares reacquired	(1,160,841)	(12,348,602)

Net increase (decrease) in shares outstanding	(1,082,085)	$(11,507,909)

Dryden Large-Cap Core Equity Fund	31

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended October 31, 2006:
Shares sold	257,797	$3,145,780
Shares issued in reinvestment of dividends	6,580	78,760
Shares reacquired	(126,023)	(1,540,855)

Net increase (decrease) in shares outstanding	138,354	$1,683,685

Year ended October 31, 2005:
Shares sold	255,009	$2,850,095
Shares issued in reinvestment of dividends	9,855	108,304
Shares reacquired	(147,869)	(1,665,066)

Net increase (decrease) in shares outstanding	116,995	$1,293,333

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

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Financial Highlights

OCTOBER 31, 2006	ANNUAL REPORT

Dryden Large-Cap Core Equity Fund

Financial Highlights

Class A
Year Ended October 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.20

Income (loss) from investment operations:
Net investment income	.08 (a)
Net realized and unrealized gain (loss) on investment transactions	1.77

Total from investment operations	1.85

Less Dividends:
Dividends from net investment income	(.04)

Net asset value, end of year	$13.01

Total Return(b):	16.54%
Ratios/Supplemental Data:
Net assets, end of year (000)	$75,578
Average net assets (000)	$64,957
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.22%
Expenses, excluding distribution and service (12b-1) fees	.97%
Net investment income	.68%
For Class A, B, C and Z shares:
Portfolio turnover rate	72%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2005	2004	2003	2002

$10.36	$9.47	$7.79	$9.06

.08	.05	.04	.03 (a)
.83	.84	1.64	(1.30)

.91	.89	1.68	(1.27)

(.07)	—	—	—

$11.20	$10.36	$9.47	$7.79

8.84%	9.40%	21.57%	(14.02)%

$50,856	$49,979	$51,026	$49,310
$52,404	$48,763	$48,812	$62,399

1.22%	1.16%	1.19%	1.16%
.97%	.91%	.94%	.91%
.75%	.47%	.48%	.32%

74%	73%	69%	69%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	35

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.73

Income (loss) from investment operations:
Net investment income (Loss)	.01 (a)
Net realized and unrealized gain (loss) on investment transactions	1.68

Total from investment operations	1.69

Net asset value, end of year	$12.42

Total Return(c):	15.75%
Ratios/Supplemental Data:
Net assets, end of year (000)	$34,293
Average net assets (000)	$52,013
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.97%
Expenses, excluding distribution and service (12b-1) fees	.97%
Net investment income (loss)	.08%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2005	2004	2003	2002

$9.94	$9.15	$7.59	$8.89

— (b)	(.03)	(.02)	(.04	)(a)
.79	.82	1.58	(1.26)

.79	.79	1.56	(1.30)

$10.73	$9.94	$9.15	$7.59

7.95%	8.63%	20.55%	(14.62)%

$71,436	$89,099	$99,237	$99,771
$83,027	$96,512	$95,925	$132,783

1.97%	1.91%	1.94%	1.91%
.97%	.91%	.94%	.91%
.04%	(.28)%	(.27)%	(.43)%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	37

Financial Highlights

Cont’d

	Class C
	Year Ended October 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.73

Income (loss) from investment operations:
Net investment income (Loss)	—	(a)(b)
Net realized and unrealized gain (loss) on investment transactions	1.69

Total from investment operations	1.69

Net asset value, end of year	$12.42

Total Return(c):	15.75%
Ratios/Supplemental Data:
Net assets, end of year (000)	$39,368
Average net assets (000)	$40,441
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.97%
Expenses, excluding distribution and service (12b-1) fees	.97%
Net investment income (loss)	—	(b)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share or 0.005%.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2005	2004	2003	2002

$9.94	$9.15	$7.59	$8.89

— (b)	(.03)	(.02)	(.04	)(a)
.79	.82	1.58	(1.26)

.79	.79	1.56	(1.30)

$10.73	$9.94	$9.15	$7.59

7.95%	8.63%	20.55%	(14.62)%

$42,422	$50,042	$55,112	$54,415
$47,629	$53,868	$52,674	$75,295

1.97%	1.91%	1.94%	1.91%
.97%	.91%	.94%	.91%
.03%	(.28)%	(.27)%	(.43)%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	39

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.37

Income (loss) from investment operations:
Net investment income	.12 (a)
Net realized and unrealized gain (loss) on investment transactions	1.79

Total from investment operations	1.91

Less Dividends:
Dividends from net investment income	(.07)

Net asset value, end of year	$13.21

Total Return(b):	16.83%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,764
Average net assets (000)	$15,784
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.97%
Expenses, excluding distribution and service (12b-1) fees	.97%
Net investment income	.97%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2005	2004	2003	2002

$10.52	$9.59	$7.88	$9.13

.11	.06	.07	.05 (a)
.84	.87	1.64	(1.30)

.95	.93	1.71	(1.25)

(.10)	—	—	—

$11.37	$10.52	$9.59	$7.88

9.06%	9.70%	21.70%	(13.69)%

$13,713	$11,457	$7,198	$6,969
$13,218	$8,905	$6,981	$11,218

.97%	.91%	.94%	.91%
.97%	.91%	.94%	.91%
.96%	.73%	.73%	.55%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Tax-Managed Funds—Dryden Large-Cap Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dryden Tax-Managed Funds—Dryden Large-Cap Core Equity Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended October 31, 2004, were audited by another independent registered public accounting firm whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2006

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2006) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal year ended October 31, 2006, the Fund paid an ordinary distribution for Class A and Class Z shares of $0.039 per share and $0.067 per share, respectively, which represents net investment income.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal period ended October 31, 2006 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund intends to designate 100% of ordinary income dividends, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2007, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2006.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Large-Cap Core Equity Fund	43

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Tax-Managed Funds, Dryden Large-Cap Core Equity Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 1998(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1998(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1998(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

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Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1998(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1998(3) Oversees 153 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Large-Cap Core Equity Fund	45

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (44), Assistant Secretary since October 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Large-Cap Core Equity Fund	47

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Tax-Managed Funds oversees the management of the Dryden Large-Cap Core Equity Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Large-Cap Core Equity Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile over a one-year period, performance that was in the first quartile over a three-year period and performance that was in the second quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer

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Universe. The Board noted that the Fund had outperformed against its benchmark index over the same one-year, three-year and five-year time periods. The Board further noted that although the Fund had underperformed in comparison to peer funds over the one-year period, the Fund’s performance over three-year and five-year periods was above the median.

The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes

Dryden Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	10.13%	6.51%	2.87%
Class B	10.75	6.76	2.87
Class C	14.75	6.92	2.87
Class Z	16.83	7.98	3.90

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	16.54%	7.72%	3.63%
Class B	15.75	6.92	2.87
Class C	15.75	6.92	2.87
Class Z	16.83	7.98	3.90

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 3/3/99.

The graph compares a $10,000 investment in the Dryden Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 3, 1999) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. The S&P 500 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Large-Cap Core Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Large-Cap Core Equity Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Large-Cap Core Equity Fund
Share Class	A	B	C	Z
NASDAQ	PTMAX	PTMBX	PTMCX	PTEZX
CUSIP	26248W106	26248W205	26248W304	26248W403

MF187ER    IFS-A127704    Ed. 12/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2006 and October 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Tax-Managed Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 22, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 22, 2006

*	Print the name and title of each signing officer under his or her signature.